Exhibit (g)(2)

APPENDIX A

TO

CUSTODIAN AGREEMENT

BETWEEN

THE BANK OF NEW YORK

AND

EACH OF THE INVESTMENT COMPANIES

DATED AS OF June 29, 2007

Trust
Fidelity Aberdeen Street Trust
Fidelity Aberdeen Street Trust
Fidelity Aberdeen Street Trust
Fidelity Aberdeen Street Trust
Fidelity Aberdeen Street Trust
Fidelity Aberdeen Street Trust
Fidelity Aberdeen Street Trust
Fidelity Aberdeen Street Trust
Fidelity Aberdeen Street Trust
Fidelity Aberdeen Street Trust
Fidelity Aberdeen Street Trust
Fidelity Aberdeen Street Trust
Fidelity Aberdeen Street Trust
Fidelity Aberdeen Street Trust
Fidelity Aberdeen Street Trust
Fidelity Aberdeen Street Trust
Fidelity Aberdeen Street Trust
Fidelity Aberdeen Street Trust
Fidelity Aberdeen Street Trust
Fidelity Advisor Series I
Fidelity Advisor Series I
Fidelity Advisor Series I
Fidelity Advisor Series I
Fidelity Advisor Series II
Fidelity Advisor Series II
Fidelity Advisor Series II
Fidelity Advisor Series II
Fidelity Advisor Series IV
Fidelity Central Investment Portfolios II LLC
Fidelity Central Investment Portfolios II LLC
Fidelity Central Investment Portfolios II LLC
Fidelity Colchester Street Trust
Fidelity Colchester Street Trust
Fidelity Colchester Street Trust
Fidelity Colchester Street Trust
Fidelity Colchester Street Trust
Fidelity Fixed-Income Trust
Fidelity Fixed-Income Trust
Fidelity Fixed-Income Trust
Fidelity Fixed-Income Trust
Fidelity Fixed-Income Trust
Fidelity Fixed-Income Trust
Fidelity Fixed-Incomet Trust
Fidelity Income Fund
Fidelity Income Fund
Fidelity Income Fund
Fidelity Newbury Street Trust
Fidelity Newbury Street Trust
Fidelity Oxford Street Trust
Fidelity Phillips Street Trust
Fidelity School Street Trust
Fidelity Summer Street Trust
Fidelity Summer Street Trust
Variable Insurance Products Fund
Variable Insurance Products Fund V
Variable Insurance Products Fund V
Variable Insurance Products Fund V
Variable Insurance Products Fund V
Variable Insurance Products Fund V
Variable Insurance Products Fund V

Notes: Trust Reorganizations effective as of June 29, 2007

1. Fidelity Advisor Floating Rate High Income Fund reorganized from Fidelity Advisor Series II to Fidelity Advisor Series I.

2. Fidelity Advisor High Income Advantage Fund reorganized from Fidelity Advisor Series II to Fidelity Advisor Series I.

3. Fidelity Advisor High Income Fund reorganized from Fidelity Advisor Series II to Fidelity Advisor Series I.

4. Fidelity Real Estate High Income Fund reorganized from Fidelity Advisor Series IV to Fidelity Advisor Series I.

5. Fidelity 1-3 Year Duration Securitized Bond Central Fund reorganized from Fidelity Central Investment Portfolios LLC to Fidelity Central Investment Portfolios II LLC.

6. Fidelity Corporate Bond 1-10 Year Central Fund reorganized from Fidelity Central Investment Portfolios LLC to Fidelity Central Investment Portfolios II LLC.

7. Fidelity Corporate Bond 1-5 Year Central Fund reorganized from Fidelity Central Investment Portfolios LLC to Fidelity Central Investment Portfolios II LLC.

8. Fidelity Intermediate Bond Fund reorganized from Fidelity Commonwealth Trust to Fidelity Fidelity Fixed-Income Trust.

9. Fidelity U.S. Bond Index Fund reorganized from Fidelity Concord Street Trust to Fidelity Fixed-Income Trust.

10. Spartan Intermediate Treasury Bond Index Fund reorganized from Fidelity Concord Street Trust to Fidelity Fixed-Income Trust.

11. Spartan Long-Term Treasury Bond Index Fund reorganized from Fidelity Concord Street Trust to Fidelity Fixed-Income Trust.

12. Spartan Short-Term Treasury Bond Index Fund reorganized from Fidelity Concord Street Trust to Fidelity Fixed-Income Trust.

13. Fidelity High Income reorganized from Fidelity Fixed-Income Trust to Fidelity Summer Street Trust.

14. Fidelity Select Money Market Portfolio reorganized from Fidelity Select Portfolios to Fidelity Fixed-Income Trust.

15. VIP Money Market Portfolio reorganized from Variable Insurance Products Fund to Variable Insurance Products Fund V.

16. VIP Investment Grade Bond Portfolio reorganized from Variable Insurance Products Fund II to Variable Insurance Products Fund V.

17. VIP FundsManager 20% reorganized from Variable Insurance Products Fund IV to Variable Insurance Products Fund V.

18. VIP FundsManager 50% reorganized from Variable Insurance Products Fund IV to Variable Insurance Products Fund V.

19. VIP FundsManager 70% reorganized from Variable Insurance Products Fund IV to Variable Insurance Products Fund V.

20. VIP FundsManager 85% reorganized from Variable Insurance Products Fund IV to Variable Insurance Products Fund V.

Each of the Investment Companies Listed		\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	The Bank of New York
on Appendix "A" Attached Hereto, on
Behalf of each of Their Respective Portfolios
By:	/s/Peter L. Lydecker		By:	/s/Bruce L. Baumann
Name:	Peter L. Lydecker		Name:	Bruce L. Baumann
Title:	Asst. Treasurer		Title:	Vice President